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                                                                    Exhibit 10.7

              1990 ARCO Chemical Company Long-Term Incentive Plan



Article I                     GENERAL PROVISIONS
                              ------------------

Section 1.  Purposes of the Plan
            --------------------

            The purposes of this Plan are to encourage management and other key employees to focus on the long-range growth and profitability of the Company; to reward them for success in achieving specific long-range goals; and to facilitate the attraction and retention of employees of superior capability.


Section 2.  Effective Date and Duration of Plan
            -----------------------------------

            The effective date of the Plan is January 1, 1990, subject to approval by the holders of a majority of the shares which are represented in person or by proxy and entitled to vote on the subject at a meeting of the stockholders of the Company at which a quorum is present, except that awards under the Plan may be made subject to such stockholder approval. No awards may be made under the plan after December 31, 1996.


Section 3.  Definitions
            -----------

            As used herein, the following terms shall have the following meanings:

                  (a) "Common Stock" shall mean the common stock of the Company having a par value of $1.00 per share.

                  (b) "Company" shall mean ARCO Chemical Company.

                  (c) "Dividend Share Credits" (DSC's) shall mean the number of credits, expressed as an equivalent number of shares of Common Stock, to be recorded as credited to an Eligible Employee as of the record date established by the Board of Directors of the Company for each cash dividend declared and issued on outstanding shares of Common Stock, with respect to the Stock Rights held by an Eligible Employee on such record date. The number of DSCs to be credited shall be the aggregate number derived by (i) multiplying the declared dividend rate per share of Common Stock by the number of Stock Rights held by an Eligible Employee as of the dividend record date, and (ii) dividing the resulting figure by the Fair Market Value of a share of Common Stock on such record date. The DSCs will be calculated to the nearest 0.0001 of a unit.
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1990 ARCO Chemical Company Long-Term Incentive Plan                       Page 2

                  (d) "Eligible Employees" shall mean management and other key employees of the Company or of any Subsidiary or Affiliate who, in the opinion of the Subcommittee, are in a position to contribute significantly to the Company's long-term profit and growth objectives; provided, however, that no member of the Subcommittee nor any person owning stock processing more than 10 percent of the total combined voting power of all classes of stock of the Company shall be an Eligible Employee. "Eligible Employee" shall mean the singular of Eligible Employees.

                  (e) "Employer" shall mean, with respect to any Eligible Employee, the Company, Lyondell Petrochemical Company, and any Subsidiary or Affiliate of either, that is the employer of the Eligible Employee.

                  (f) "Fair Market Value" (FMV) of a share of Common Stock shall be the mean of the highest and lowest sale prices, or the closing sale price of a share of Common Stock, whichever is higher, on the date in question as reported on the composite tape for issues listed on the New York Stock Exchange. If no transactions were reported on the composite tape for the Common Stock on such date, the FMV shall be computed using the prices reported on the nearest day preceding the date in question. If the Common Stock should not then be listed or admitted to trading on such Exchange, FMV shall be the mean of the closing bid and asked prices on the date in question as furnished by any member firm of the New York Stock Exchange selected from time to time by the Subcommittee for that purpose.

                  (g) "Plan" shall mean this 1990 Long-Term Incentive Plan including any amendments hereof and rules and regulations hereunder.

                  (h) "Pyramiding" shall mean the process whereby an optionee surrenders shares received from the exercise of a portion of the optionee's total stock options to satisfy the exercise price for additional option shares. The additional shares thus obtained may in turn be surrendered at their Fair Market Value to satisfy the exercise price for yet additional option shares. The process may be repeated as often as the optionee directs to satisfy the total exercise price for the options exercised.

                  (i) "Stock Options" shall mean Non-qualified Stock Options, and shall consist of options to purchase the Common Stock of the Company under the terms and conditions set forth in Article II.

                  (j) "Stock Rights" shall mean, as of any date, (i) the total number of shares of Common Stock underlying all outstanding and unexercised
Stock
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1990 ARCO Chemical Company Long-Term Incentive Plan                       Page 3

Options held by an Eligible Employee pursuant to the Plan, plus (ii) the number of DSCs credited to an Eligible Employee on such date.

                  (k) "Subcommittee" shall mean the Long-Term Incentive Plan Administration Subcommittee of the Board of Directors of the Company.

                  (l) "Subsidiary" or "Affiliate" shall mean (i) any corporation which is a member of a controlled group of corporations within the meaning of
Section 1563(a) of the Internal Revenue Code of 1986 (the "Code") [determined without regard to Section 1563(a)(4) and Section 1563(e)(3)(c) of the Code] and of which the Company is then a member, and (ii) all trades or businesses, whether or not incorporated, which, under regulations prescribed by the Secretary of the Treasury pursuant to Section 210(d) of the Employee Retirement Income Security Act of 1974, are then under common control with the Company.


Section 4.  Administration of the Plan
            --------------------------

            The plan shall be administered by the Subcommittee, which is authorized to interpret the Plan, to adopt such rules and regulations as it may from time to time deem necessary for the effective operation of the Plan, and to act upon all matters relating to the granting of awards under the Plan. Any determination, interpretation, construction or other action made or taken pursuant to the provisions of the Plan by or on behalf of the Subcommittee shall be final, binding and conclusive for all purposes and upon all persons including, without limitation, the Company, its subsidiaries and Affiliates, their respective stockholders, Eligible Employees and their respective successors in interest.


Article II  STOCK OPTIONS
            -------------

Section 1.  Grants of Stock Options
            -----------------------

            The Subcommittee may grant Stock Options to Eligible Employees on the terms and conditions set forth in this Plan and on other terms and conditions consistent with the purposes and provisions of the Plan and within the appropriate regulations governing such grants.
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1990 ARCO Chemical Company Long-Term Incentive Plan                       Page 4

Section 2.  Terms and Conditions for Stock Option Grants
            --------------------------------------------

            All Stock Options granted under the Plan shall be subject to the following terms and conditions:

                  (a) Option Price The Option Price per share with respect to
                      ------------
each Stock Option shall be fixed by the Subcommittee, but shall not be less than the Fair Market Value of the Common Stock on the date the Stock Option is granted.

                  (b) Period of Option A Stock Option shall expire and all
                      ----------------
rights thereunder shall end at the expiration of such period (not exceeding 10 years) after the date the Stock Option is granted as shall be fixed by the Subcommittee at the time it grants the Stock Option.

                  (c) Exercise of Option A Stock Option may be exercised at such
                      ------------------
time or times, either as to all shares or in installments, as the Subcommittee shall prescribe when it grants the Stock option and in compliance with pertinent government regulations. In no event, however, may a Stock Option be exercised until the expiration of one (1) year following the date of grant.

                  (d) Payment for Shares Every share purchased through the
                      ------------------
exercise of a Stock Option shall be paid for in full in cash within ten business days following the time of exercise, or, unless the Stock Option expressly provides otherwise, in shares of Common Stock valued at their Fair market Value on the date of exercise, or, with respect to options granted prior to January 1, 1992 as to which an optionee has not relinquished the right to pyramid, by Pyramiding, or a combination thereof.

                  (e) Dividend Share Credits DSCs shall be credited as provided
                      ----------------------
in Article I, Section 3(c). DSCs attributable to exercised, expired or surrendered Stock Options shall be canceled upon such exercise, expiration or surrender as provided in Article III.

                  (f) Termination of Employment  If an optionee's employment is
                      -------------------------
terminated prior to the expiration of one year from the date of grant of Stock Options, such Stock Options, and accumulated DSCs pertaining thereto, shall be cancelled unless the optionee's termination is due to (i) death, (ii) total and permanent disability, (iii) termination of employment with a right to an immediate allowance under a retirement plan of the Employer, or (iv) any other termination of employment in
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1990 ARCO Chemical Company Long-Term Incentive Plan                       Page 5

connection with which the Subcommittee, in its sole discretion, has determined that the optionee's Stock Options shall not be cancelled.

                      If an optionee's employment is terminated following the expiration of one year from the date of grant of Stock Options, such Stock Options and accumulated DSCs pertaining thereto, shall be cancelled if the termination is due to (i) discharge for cause, (ii) resignation without approval of the Employer (except in conjunction with a right to an immediate allowance under a retirement plan of the Employer) or (iii) resignation at the initiation of the Employer (except in conjunction with a right to an immediate allowance under a retirement plan of the Employer, an economic layoff or a reduction in force).

                  (g) Expiration Date Extensions In the event of the death of an
                      --------------------------
optionee, the expiration dates of any Stock Options which occur on and after the date of death and prior to the date on which a fiduciary is qualified, duly appointed, or otherwise legally empowered to exercise the Stock Options, shall be extended for 60 days immediately succeeding the date of such qualification, appointment or empowerment. In the event an optionee is unable to exercise any Stock Options because of mental or physical disability, or for other reasons beyond the optionee's control, the Subcommittee may, in its sole discretion, extend the expiration date(s) to such date(s) as it deems reasonable under the circumstances.

                  (h) Maximum Grant No individual may receive a grant or grants
                      -------------
of Stock Options in any single calendar year the aggregate number of which exceeds 25% of the total number of Stock Options granted in that calendar year.


Article III   PERFORMANCE-BASED DIVIDEND SHARE CREDITS
              ----------------------------------------

Section 1.  Cancellation of Credits upon Exercise, Expiration or Surrender of
            -----------------------------------------------------------------
            Stock Option
            ------------

     Upon exercise of any Stock Option, in whole or in part, the credited DSCs attributable to the exercised Stock Option shall be canceled. Upon expiration of any Stock Option at the end of its original maximum term, the credited DSCs attributable to the expired Stock Option shall be canceled. An optionee may elect to surrender for cancellation exercisable Stock Options in whole or in part. Upon surrender and cancellation of any such Stock Options, the DSCs attributable to the surrendered Stock Options shall also be canceled.
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1990 ARCO Chemical Company Long-Term Incentive Plan                       Page 6

     The Shares of Common Stock underlying Stock Options exercised, surrendered or expired pursuant to this Section shall be referred to as the "affected shares" for purposes of the application of the performance criterion set forth in Section 2 below. For purposes of the application of such criterion, the date of exercise, surrender or expiration shall be referred to as the "determination date."


Section 2.  Performance-Based Criterion for Dividend Share Credits
            ------------------------------------------------------

     Upon the exercise, expiration or surrender of any Stock Option, the Subcommittee shall apply the following performance-based criterion to the DSCs allocable to the affected shares: In order for the performance criterion to be attained, the aggregate Fair Market Value of the canceled DSCs must exceed the aggregate Option Price of the affected shares less their Fair Market Value on the determination date.

     The criterion shall be applied independently to each grant in the event of the exercise, cancellation or surrender of Stock Options attributable to multiple grants on the same date.


Section 3.  Calculation for Cash Payment
            ----------------------------

     If the performance criterion set forth in Section 2 above is attained, a cash payment shall be made to the optionee in an amount equal to the Fair Market Value of a share of Common Stock multiplied by the total number of canceled DSCs, less the amount by which the aggregate Option Price of the affected shares exceeds the aggregate Fair Market Value of such shares on the determination date.

     No payment may be made to any covered employee (as defined in proposed Treasury Regulations Section 1.162(m)) unless the Subcommittee has certified in writing that the performance criterion set forth in Section 2 above has been attained.


Article IV                 MISCELLANEOUS PROVISIONS
                           ------------------------

Section 1.  Option Limits
            -------------

            Subject to adjustment as provided in Section 2 of this Article IV, the number of shares of Common Stock that may be issued upon exercise of Stock
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1990 ARCO Chemical Company Long-Term Incentive Plan                       Page 7

Options shall not exceed 2,000,000 in the aggregate over the life of the Plan. The shares shall be made available from authorized but unissued Common Stock or from Common Stock issued and held in the treasury of the Company as shall be determined by the Subcommittee.


Section 2.  Adjustment in Terms of Award
            ----------------------------

            In the event of a reorganization, recapitalization, stock split, stock dividend, distribution of assets other than pursuant to a normal cash dividend, combination of shares, merger, consolidation, rights offering, split-up, split-off, spin-off or any other change in the corporate structure or shares of the Company, the Subcommittee may, in its discretion, after consultation with the Chairman of the Board and the President, make appropriate adjustments to reflect such event in the limitation in Section 1 of this Article IV, the number of shares of Common Stock covered by, and the exercise price per share applicable to, outstanding Stock Options, and in the number of DSCs. In the event that the Subcommittee, after consultation with the Chairman of the Board and the President, determines that, because of the change in the Company's business, operations, corporate structure, capital structure, assets or manner in which it conducts business, which it deems to be extraordinary and material, the terms of awards theretofore made are no longer suitable to the objectives which the Subcommittee sought to achieve when it made such awards, it may modify the terms of any or all such awards in such manner as it may decide is advisable; provided, however, that no award may be modified in a manner which would be inconsistent with the intent of Section 8 of this Article IV.


Section 3.  Governmental Regulations
            ------------------------

            The Plan and the grant of Stock Options, the exercise of Stock Options, and the crediting and payment of DSCs hereunder, and the issuance of stock, shall be subject to all applicable rules and regulations of governmental and other authorities.


Section 4.  No Guarantee of Employment
            --------------------------

            The grant of a Stock Option, or credit of a DSC under the Plan, shall not constitute assurance of continued employment.
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1990 ARCO Chemical Company Long-Term Incentive Plan                       Page 8

Section 5.  Assignment or Transfer
            ----------------------

            No Stock Option or DSC shall be assignable or transferable by an Eligible Employee otherwise than by will or the laws of descent and distribution.


Section 6.  Rights as Stockholder
            ---------------------

            An Eligible Employee under the Plan shall have no rights of a holder of Common Stock by virtue of a Stock Option award hereunder, unless and until certificates for shares of Common Stock are issued to him pursuant to the Plan. DSCs shall not be considered as dividends on Common Stock for any purpose.


Section 7.  Withholding Taxes
            -----------------

            The Employer shall have the right to withhold from salary or other remuneration or to otherwise cause the employee (or the executor or administrator of his estate or his distributee) to make payment of any Federal, state, local or foreign taxes required to be withheld with respect to the exercise of any Stock Options or cash settlement of any DSCs.


Section 8.  Amendment and Discontinuance of the Plan
            ----------------------------------------

            The Subcommittee may amend or discontinue the Plan as it shall from time to time consider desirable, provided that:

(a)  no amendment shall, without further approval by the holders of a majority of shares represented in person or by proxy and entitled to vote on the subject at a meeting of stockholders of the Company, change the terms of the Plan so as to increase the maximum number of shares that may be issued upon exercise of Stock Options granted under the Plan or credited as DSCs under the plan (other than as contemplated by Section 2 of this Article IV) reduce the minimum option price, or extend the maximum option period; and (b) no amendment, discontinuance or termination shall deprive persons entitled to exercise Stock Options, or to receive a cash settlement of any DSCs, pursuant to the terms and provisions of the Plan, of their rights with respect thereto.
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1990 ARCO Chemical Company Long-Term Incentive Plan                       Page 9

Section 9.  Gender
            ------

            As used herein, masculine pronouns shall refer to men or women or both as the context may require.



                                 Document date:  May 12, 1994
                                 -------------
                                 Third restatement of Plan to
                                 include amendments 1, 2 and 3.